Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Small Cap Value Fund

(the “Fund”)

Supplement dated May 31, 2023, to the Summary Prospectuses and the Prospectuses of the Fund, each dated October 1, 2022, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Phillip Hart, CFA Managing Director, Head of U.S. Structured Equity Small and Mid-Cap Team and Co-Lead Manager	2012*
Wonseok Choi Managing Director, Head of U.S. Structured Equity Quantitative Research and Co-Lead Manager	2019*
Akash Gupta Executive Director, Fundamental Research and Co-Lead Manager	2019*
Robert A. Ippolito Vice President	November 2022

* Includes management of the Predecessor Fund.

The twenty-second paragraph and the paragraphs after of the Prospectus, related to the Small Cap Value Fund, entitled “Management-Investment Subadvisers- J.P. Morgan Investment Management Inc. is deleted in its entirety and replaced with the following:

The Small Cap Value Fund is managed by Phillip D. Hart, Wonseok Choi, Akash Gupta and Robert A. Ippolito.

Mr. Hart, a Managing Director of JPMIM and CFA charterholder, is the lead portfolio manager for the Fund and is primarily responsible for portfolio construction. Mr. Hart has worked as a portfolio manager for the U.S. Structured Equity Team at JPMIM since 2009 and has been employed by the firm since 2003. Prior to becoming a portfolio manager, he was a qualitative research analyst within this group.

Mr. Choi, Managing Director, and director of U.S. equity quantitative research is responsible for Strategic Quantitative Research. This entails all aspects of process enhancements including, but not limited to factors to be included into the investment process as well as refinements to existing factors and portfolio construction as well as our big data efforts.

Mr. Gupta, an Executive Director, is a research analyst and portfolio manager on the U.S. Structured Equity team. An employee since 2004, Mr. Gupta previously spent over three years in the sell-side Equity Research Group, focusing on the electronics manufacturing supply chain sector. He is also a CFA charterholder and a certified Financial Risk Manager (FRM).

Mr. Ippolito, a Vice President and CFA charterholder, has served as a portfolio manager of the Fund since May 2021. An employee since 2009, Mr. Ippolito has worked as a portfolio manager in the U.S. Structured Equity Small and Mid-Cap Group since 2021. Prior to becoming a portfolio manager, Mr. Ippolito was a fundamental research analyst within the group.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.